FORM 8-K  1
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) January 15, 2002
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

              WYOMING                  0-29651              06-15763-91
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    (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation              File Number)        Identification No.)

           70 ESSEX STREET, MYSTIC, CONNECTICUT                       06355
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          (Address of principal executive offices)                  (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                     FORM 8-K  2
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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On January 15, 2002 the Registrant and Speedera Networks, Inc., a top tier global provider of content delivery services, today announced that USVO is expanding the scope and breadth of its StreamHQ(TM) infrastructure and services using Speedera's content delivery network (CDN) to support clients and consumers around the world.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


Exhibit  99.1     News  Release  dated  January 15, 2002



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                USA  VIDEO  INTERACTIVE  CORP.


Date:  January 15, 2002                    By:  /s/  Anton J. Drescher
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                                                ANTON J. DRESCHER,
                                                CORPORATE SECRETARY


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                                                                     FORM 8-K  3
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  [GRAPHIC          USA  VIDEO  INTERACTIVE  EXTENDS  REACH  OF  STREAMHQ
   OMITTED]         INFRASTRUCTURE  AND  SERVICES  USING  SPEEDERA'S  CONTENT
                    DELIVERY  NETWORK

                    COMPANIES ENTER INTO CO-MARKETING PARTNERSHIP FOR FULL RANGE OF VALUE-ADDED RICH MEDIA DELIVERY SERVICES


MYSTIC,  CONNECTICUT  AND  SANTA  CLARA,  CA  -  JANUARY  15,  2002  - USA Video
Interactive  (OTCBB:  USVO;  CDNX:  US;  BSE/Frankfurt:  USF;  www.usvo.com) and
                                                               ------------
Speedera Networks, Inc., a top tier global provider of content delivery services, today announced that USVO is expanding the scope and breadth of its StreamHQ(TM) infrastructure and services using Speedera's content delivery network (CDN) to support clients and consumers around the world. Leveraging the Speedera network for delivery of Zmail and other StreamHQ(TM) services will enhance the efficiency and quality of services by placing rich media content closer to the end user, no matter where in the world the user is located. Extending StreamHQ(TM)'s reach with the Speedera network eliminates all constraints on the size, number, and geographical extent of Zmail and other rich media campaigns. USVO's selection of Speedera follows a thorough evaluation of the technical and functional attributes of the network, as well as an end-to-end test for compatibility with the StreamHQ(TM) back-office infrastructure and media delivery processes, including highly granular transaction data capture and reporting, authentication and entitlement, and asset management.

Speedera and USVO also announced a co-marketing partnership whereby each of the companies will represent each other as a preferred service provider to existing and new clients. This partnership is designed to leverage the unique value-added services of the two companies to bring a collective service offering, unparalleled in the industry, to a broader client base. The co-marketing aspect of this partnership culminates a mutual evaluation of technical capabilities, business goals, and customer service models.

Speedera's CDN supports edge delivery of content, one of three methods within StreamHQ(TM)'s multi-mode content delivery design. Edge delivery augments the existing centralized delivery of content from the StreamHQ(TM) Central location at AT&T's midtown Manhattan IDC. USVO has been actively seeking a CDN partner for over a year to fulfill this requirement, which allows the company to focus on its core competency of providing value-added services, such as Zmail, that result in a significant return on its clients' investments. Zmail marries streaming media with email in order to enhance marketing communications and dramatically increase response rates. Among the reasons for selecting Speedera include the scalability and global coverage of the network, the ease of content management for on-demand and live streaming media delivery, and the joint business potential of the partnership.

"Speedera's global content delivery footprint is unexcelled in placing StreamHQ(TM) media as close to end users as possible, regardless of their location," said Kent Norton, Chief Technology Officer of USA Video Interactive. "The combined Speedera-USVO infrastructure and capabilities are unmatched by anyone else in the business. Beyond the technology, we are thrilled with the business building opportunities brought by the relationship."


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                                                                     FORM 8-K  4
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Gordon  Smith,  Vice President of Marketing of Speedera, commented, "We are very excited to be working with USVO. By augmenting our robust global content delivery network with StreamHQ(TM)'s market-specific functionality, we bring even greater service differentiation to customers and enhance our position in this highly competitive market. Market share is key, and the StreamHQ(TM) services combined with Speedera's services will give both companies additional leverage because of the value proposition we bring to clients."

ABOUT  SPEEDERA  NETWORKS
Speedera Networks, Inc. is a leading global provider of Internet edge services for reducing costs and improving enterprises' web presence through superior performance, quality, availability, and scalability. The company's edge delivery network is deployed in the Americas, Europe, and the Asia-Pacific region, with connectivity to over 1000 carriers' networks. Speedera's Universal Delivery Network features a unique set of next generation streaming, content delivery, failover, global load balancing, and management services, all based on a common global traffic management infrastructure. The company's customers and partners include Global 2000 companies, service providers, web hosting providers, and other organizations worldwide. The company's investors include Banc of America Securities LLC, Continuum Group Ltd, Deutsche Bank AG, Hewlett-Packard Company, Oracle, and Trinity Ventures, among others. Speedera Networks is located at 4800 Great America Parkway, Santa Clara, CA, USA 95054-1227. For more information about Speedera, please call (408) 970-1500, visit http://www.speedera.com, or email info@speedera.com.
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ABOUT  USA  VIDEO  INTERACTIVE
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added media delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality media delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. USVO has created Zmail, which uses StreamHQ(TM) to deliver rich media emails for advertising, marketing, corporate communications, and customer service applications. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin and Frankfurt Stock Exchanges: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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This  press  release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.


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